[AMG Logo Omitted]


		Managers AMG Funds


		[Essex Logo Omitted]


	    ESSEX LARGE CAP GROWTH FUND
	         Institutional Class


		    PROSPECTUS
	       dated June 30, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





		TABLE OF CONTENTS
		-----------------

						Page
						----
KEY INFORMATION 				 1
Summary of the Goal, Principal Strategies and
  Principal Risk Factors of the Fund 		 1

PERFORMANCE SUMMARY 				 3

FEES AND EXPENSES OF THE FUND 			 3
Fees and Expenses				 3
Example					 	 4

ESSEX LARGE CAP GROWTH FUND			 5
Objective					 5
Principal Investment Strategies		 	 5
Should You Invest in this Fund?		 	 6

MANAGERS AMG FUNDS				 6

PAST PERFORMANCE OF OTHER ESSEX ACCOUNTS	 8

YOUR ACCOUNT 					10
Minimum Investments in the Fund 		11

HOW TO PURCHASE SHARES 				12

HOW TO SELL SHARES 				13

INVESTOR SERVICES 				14

OPERATING POLICIES 				14

ACCOUNT STATEMENTS 				15

DIVIDENDS AND DISTRIBUTIONS 			15

TAX INFORMATION 				16

CONTACT INFORMATION 				17

ADDITIONAL INFORMATION 				18



			KEY INFORMATION
			---------------

This Prospectus contains important information for anyone interested in investing in shares of the Essex Large Cap Growth Fund (the "Fund"), a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund.

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.



							Principal
Goal 			Principal Strategies 		Risk Factors
----			--------------------		------------
Long-term capital 	Invests at least 80% of its 	Market Risk
appreciation 		assets in companies that, 	Management Risk
			at the time of purchase, 	Growth Stock
			have market capitalizations 	  Risk
			over $5 billion. 		Sector Risk
							Large Capitalization
			Invests primarily in common 	Stock Risk
			stocks of U.S. large-
			capitalization companies
			believed to be trading at below
			average valuations relative to
			the Standard & Poors 500 Index.

			Focuses on industries with
			above average growth prospects
			then seeks to identify companies
			in those industries with strong
			revenue and/or earnings growth
			potential.


All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Market Risk
-----------
The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general will fluctuate as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments are also likely to decrease in value. The fluctuation in the value of the Fund's investments, in percentage terms, may be more or less than the fluctuation in the value of the market.

Management Risk
---------------
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund's investment strategy depends significantly on the skill of Essex Investment Management Company, LLC ("Essex"), the Fund's sub-advisor, in assessing the potential of the securities in which the Fund invests. Essex will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Growth Stock Risk
-----------------
Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Sector Risk
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Large Capitalization Stock Risk
-------------------------------
Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor.


			PERFORMANCE SUMMARY
			-------------------

Because the Fund is new, this Prospectus does not include Fund performance information.


		  FEES AND EXPENSES OF THE FUND
		  -----------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses
-----------------

		Shareholder Fees
	(fees paid directly from your investment)

							Large Cap
							Growth Fund
							-----------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price) 		None
Maximum Deferred Sales Charge (Load) 			None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions 		None
Redemption Fee 						None
Exchange Fee 						None
Maximum Account Fee 					None





		Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets)

						Large Cap
						Growth Fund
						-----------
Management Fee 					  0.75%
Distribution (12b-1) Fees 			  0.00%
Other Expenses (1) 				  1.15%
						  -----
Total Annual Fund Operating Expenses		  1.90%
Fee Waiver and Reimbursement (2)		 -0.80%
						  -----
Net Annual Fund Operating Expenses		  1.10%
						  =====


(1) Because the Fund is new, the "Other Expenses" of the Fund are based on annualized estimated expenses and average net assets for the fiscal year ending October 31, 2003.

(2) The Managers Funds LLC has contractually agreed, through March 1,
2005, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.10% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund's contractual expense limitation, The Managers Funds LLC may recover from the Fund fees waived and expenses paid to the extent that the Fund's Net Annual Fund Operating Expenses do not exceed that contractual expense limitation amount. See "Portfolio Management of the Fund."

Example
-------
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


1 Year 		3 Years
$112 		 $480


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

			ESSEX LARGE CAP GROWTH FUND
			---------------------------

Objective
---------
The Fund's objective is to achieve long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval. Shareholders will be given prior notice of any change.

Principal Investment Strategies
-------------------------------
The Fund invests at least 80% of its assets in large capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term "large-capitalization companies" refer to companies, that at the time of purchase, have market capitalizations over $5 billion. The Fund invests primarily in common stocks that Essex, the Fund's sub-advisor, believes are trading at below average valuations relative to the Standard & Poors 500 Index (the "S&P 500 Index"). The
S&P 500 Index consists of 500 stocks chosen by Standard & Poors for market size, liquidity and industry group representation. As of March 31, 2003, the range of market capitalizations for the S&P 500 Index was $185 million to $259 billion.

Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth.

Essex looks for companies with established market positions, effective management and sound finances. Ordinarily, Essex will sell all or a portion of the Fund's position in a company's stock if it believes the current price is not supported by expectations regarding the company's future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund's assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Essex may sell any security when it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.

Should You Invest in this Fund?
-------------------------------
This Fund MAY be suitable if you:

1. Are seeking an opportunity for some equity returns in your investment portfolio

2. Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3. Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

4. Are seeking stability of principal

5. Are investing with a shorter time horizon in mind

6. Are uncomfortable with stock market risk

7. Are seeking current income

-------------------------------------------------------------------------
WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no quarantee that the Fund will reach its stated goals.
-------------------------------------------------------------------------

			MANAGERS AMG FUNDS
			------------------

Managers AMG Funds is part of the Managers Funds Family of Funds, a mutual fund family comprised of different mutual funds, each having distinct investment management objectives, strategies, risks and policies. Essex Large Cap Growth Fund is one of the funds currently available in the Managers Funds Family of Funds.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk CT, 06854, serves as investment manager to the Fund and is responsible for the Fund's overall administration and operations. The Investment Manager also monitors the performance, security holdings and investment strategies of Essex Investment Management Company, LLC, the sub-advisor of the Fund. Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for the Fund.

Essex has day-to-day responsibility for managing the Fund's portfolio. Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc., an indirect, wholly-owned subsidiary of which serves as Managing Member, of TMF, indirectly owns a majority interest in Essex. As of March 31, 2003, Essex had assets under management of $4.3 billion. Stephen D. Cutler and Malcolm MacColl are the portfolio managers for the Fund. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held with Essex or its predecessor firm since 1989. Mr. MacColl is a Managing Principal of, and a portfolio manager for, Essex, positions he has held since 1994.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.75% of the first $1 billion, 0.65% of the next $500 million and 0.50% of any amount over $1.5 billion of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex the same amount for its services as sub-advisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to the Fund.

The Investment Manager has contractually agreed, until March 1, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.10% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.10% of the Fund's average daily net assets.

		PAST PERFORMANCE OF OTHER ESSEX ACCOUNTS
		----------------------------------------

The table below sets forth the investment performance for the periods indicated of discretionary, commission accounts (the "Accounts") managed by Essex with investment objectives, policies and strategies substantially similar to those of the Fund (the "Large-Cap Composite").
The Composite represents an asset-weighted composite of the total returns for all the Accounts during each period indicated and has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.10%, which is the expense ratio of the Fund, net of contractual waivers and reimbursements. The Composite contains all accounts with substantially similar investment objectives and policies as the Fund. The table illustrates how the performance of the Large-Cap Composite has varied over the past ten years, assuming reinvestment of all dividend and capital gain distributions. The Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which may have adversely affected performance. The performance shown below is not the performance of the Fund and is not indicative of the Fund's future performance. Returns for the Large-Cap Composite are calculated in accordance with AIMR standards for separate accounts not in the manner required for mutual funds by the SEC. The table compares the Large-Cap Composite's performance to the S&P 500 Index. Although used as a benchmark, the performance of the S&P 500 Index does not reflect the effect of any fees or expenses.



				Large-Cap 	S&P 500
				Composite 	Index
				---------	-----
Quarterly Return
----------------
March 31, 2003 			 -0.53% 	 -3.15%

Quarterly Return
----------------
March 31, 2002			 -2.23% 	  0.27%
June 30, 2002 			-12.14% 	-13.40%
September 30, 2002 		-14.36% 	-17.28%
December 31, 2002		  1.53%		  8.44%
Total Annual Return (2002) 	-25.30% 	-22.10%

Quarterly Return
----------------
March 31, 2001 			-15.31% 	-11.86%
June 30, 2001			  1.16%		  5.85%
September 30, 2001 		-12.53% 	-14.68%
December 31, 2001		 12.09%		 10.69%
Total Annual Return (2001) 	-16.00% 	-11.89%




				Large-Cap 	S&P 500
				Composite 	Index
				---------	-----
Quarterly Return
----------------
March 31, 2000			 10.09%		 2.29%
June 30, 2000			 -5.30%		-2.66%
September 30, 2000		  8.98%		-0.97%
December 31, 2000		-18.76%		-7.82%
Total Annual Return (2000)	 -7.70%		-9.10%

Quarterly Return
----------------
March 31, 1999			 12.71%		 4.98%
June 30, 1999			  7.36%		 7.05%
September 30, 1999		 -4.26%		-6.24%
December 31, 1999		 38.17%		14.88%
Total Annual Return (1999)	 60.06%		21.04%

Quarterly Return
----------------
March 31, 1998 			 15.37%		13.95%
June 30, 1998			  8.10%		 3.30%
September 30, 1998		 -7.06%		-9.95%
December 31, 1998		 24.31%		21.30%
Total Annual Return (1998)	 44.08%		28.58%

Quarterly Return
----------------
March 31, 1997			 -7.14%		 2.68%
June 30, 1997			 13.76%		17.46%
September 30, 1997		  5.18%		 7.49%
December 31, 1997		 -7.38%		 2.87%
Total Annual Return (1997)	  2.91%		33.36%

Quarterly Return
----------------
March 31, 1996			  4.02%		 5.37%
June 30, 1996			 10.83%		 4.49%
September 30, 1996		  2.75%		 3.09%
December 31, 1996		  4.07%		 8.34%
Total Annual Return (1996)	 23.25%		22.96%

Quarterly Return
----------------
March 31, 1995			  5.95%		 9.74%
June 30, 1995			 14.00%		 9.55%
September 30, 1995		  9.95%		 7.95%
December 31, 1995		  3.51%		 6.02%
Total Annual Return (1995) 	 37.44% 	37.58%





				Large-Cap 	S&P 500
				Composite 	Index
				---------	-----
Quarterly Return
----------------
March 31, 1994			 -8.10%		 -3.79%
June 30, 1994			 -2.30%		  0.42%
September 30, 1994		  9.75%		  4.89%
December 31, 1994		  0.23%		 -0.02%
Total Annual Return (1994)	 -1.23%		  1.32%

Quarterly Return
----------------
March 31, 1993			  2.88%		  4.37%
June 30, 1993			  4.24%		  0.49%
September 30, 1993		  7.47%		  2.58%
December 31, 1993		 -0.78%		  2.32%
Total Annual Return (1993)	 14.34%		 10.08%

Average Annual Return
(as of March 31, 2003):
-----------------------
1 Year				-24.00%		-24.76%
3 Years 			-19.41% 	-16.09%
5 Years				  2.86%		 -3.77%
10 Years			  9.78%		  8.53%



			YOUR ACCOUNT
			------------

As an investor, you pay no sales charges to invest in the Fund and you pay no charges for exchanges within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Minimum Investments in the Fund
-------------------------------
Cash investments in the Fund must be in U.S. Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

The following table provides the minimum initial and additional investments in the Fund:


			Initial 	Additional
			Investment 	Investment
			----------	----------
Regular accounts 	$100,000 	$1,000
Traditional IRA 	  10,000 	 1,000
Roth IRA 		  10,000 	 1,000


The Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

			HOW TO PURCHASE SHARES
			----------------------


			Initial Purchase 	Additional Purchases
----------------------  ----------------------- --------------------------
Through your 		Contact your investment Send any additional
Investment Advisor 	advisor or other 	investment monies to your
			professional. 		investment professional
						at the address appearing
						on your account statement.
----------------------  ----------------------- --------------------------
All Shareholders:
-----------------
By Mail 		Complete the account 	Write a letter of instruc-
			application. Mail the 	tion and a check
			application and a check payable to Managers
			payable to Managers AMG AMG Funds to:
			Funds to:
			Managers AMG Funds 	Managers AMG Funds
			c/o Boston Financial 	c/o Boston Financial
			Data Services, Inc. 	Data Services, Inc.
			P.O. Box 8517 		P.O. Box 8517
			Boston, MA 02266-8517 	Boston, MA 02266-8517

						Include your account #
						and Fund name on your
						check
----------------------  ----------------------- --------------------------
By Telephone 		Not Available 		If your account has
						already been estab-lished,
						call the Transfer
						Agent at (800) 252-0682.
						The minimum additional
						investment is $1,000
----------------------  ----------------------- --------------------------
By Internet 		Not Available 		If your account has
						already been established,
						see our website
						at managersamg.com.
						The minimum additional
						investment is $1,000
----------------------  ----------------------- --------------------------



Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds
A/C 9905-472-8, FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

			HOW TO SELL SHARES
			------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.



				Instructions
------------------------------	-----------------------------------------
Through your Investment
Advisor 			Contact your investment advisor or other
				investment professional.
------------------------------	-----------------------------------------
All Shareholders:
-----------------
By Mail 			Write a letter of instruction containing:
					*the name of the Fund
					*dollar amount or number
					  of shares to be sold
					*your name
					*your account number
					*signatures of all
					  owners on account

				Mail letter to:
				Managers AMG Funds
				c/o Boston Financial Data Services, Inc.
				P.O. Box 8517
				Boston, MA 02266-8517
------------------------------	-----------------------------------------
By Telephone 			If you elected telephone redemption
				privileges on your account application,
				call us at (800) 252-0682.
------------------------------	-----------------------------------------
By Internet 			See our website at www.managersamg.com
------------------------------	-----------------------------------------



Redemptions of $50,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

Telephone redemptions are available only for redemptions which are below $50,000.

			INVESTOR SERVICES
			-----------------

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange, you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

			OPERATING POLICIES
			------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

	*redeem an account if the value of the account falls below $5,000 due to redemptions;

	*suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

	*change the minimum investment amounts;

	*delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

	*make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	*refuse a purchase order for any reason;

	*refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

	*terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions including fees related to excessive trading.


			ACCOUNT STATEMENTS
			------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


		     DIVIDENDS AND DISTRIBUTIONS
		     ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.


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			TAX INFORMATION
			---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Fund.

Dividends and short-term capital gains distributions are generally taxable to you as ordinary income. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008), such distributions may under certain conditions constitute qualified dividend income eligible for a maximum rate of 15% to individuals. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred ac-counts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who:

	*fail to provide a social security number or taxpayer identification number;

	*fail to certify that their social security number or taxpayer identification number is correct; or

	*fail to certify that they are exempt from withholding.


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			MANAGERS AMG FUNDS
		   ESSEX LARGE CAP GROWTH FUND
		   ---------------------------

Investment Manager
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879


Sub-Advisor
-----------
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110


Distributor
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325


Custodian
---------
The Bank of New York
100 Church Street
New York, New York 10286


Legal Counsel
-------------
Goodwin Procter LLP
Exchange Place
Boston, MA 02109


Transfer Agent
--------------
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682


Trustees
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski





				17


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			Additional Information
			----------------------

Additional information about the Fund is available in its Statement of Additional Information, which is available to you without charge and may be requested as follows:

	By Telephone: 		1-800-835-3879

	By Mail: 		Managers AMG Funds
				40 Richards Avenue
				Norwalk, CT 06854

	On the Internet: 	Electronic copies are available on our
				website at http://www.managersamg.com

Information about the Fund including the Fund's Statement of Additional Information is on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Information about the Fund is also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-9521



				18


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